Exhibit 99.3

FIFTH MODIFICATION TO LOAN DOCUMENTS

THIS FIFTH MODIFICATION TO LOAN DOCUMENTS (this “Modification Agreement”) is entered into as of May 3, 2012, but effective as of March 31, 2012, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio (“SHSI”), SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, SUNLINK SCRIPTSRX, LLC (f/k/a Sunlink Homecare Services, LLC), a limited liability company organized under the laws of the State of Georgia, CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Georgia, CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), a limited liability company organized under the laws of the State of Georgia, CARMICHAEL’S CASHWAY PHARMACY, INC., a corporation organized under the laws of Louisiana, CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., a corporation organized under the laws of Louisiana, and BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., a corporation organized under the laws of Louisiana (each individually, a “Borrower” and, collectively, the “Borrowers”), the other persons designated as “Credit Parties” on the signature pages hereof, the financial institutions who are parties to this Modification Agreement as Lenders (the “Lenders”), and CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company (in its individual capacity “Chatham”), as Agent.

RECITALS

WHEREAS, the Agent, Union Bank of California, N.A., as the funding agent (the “Funding Agent”), the financial institutions that are party thereto as lenders, the Borrowers and the other Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, SHSI and HealthMont of Georgia, Inc. (“HGI”), have entered into an Asset Purchase Agreement dated as of March 1, 2012, with Hospital Authority of Tift County, Georgia (the “Adel APA”) and certain other related documents referenced as exhibits thereto (collectively, the “Adel Transaction Documents”), pursuant to which HGI intends to sell an acute care hospital, a skilled nursing facility, two physician practices, and certain tangible and intangible property relating thereto (collectively, the “Adel Assets”);

WHEREAS, the Borrowers are hereby requesting that the Agent and Lenders (i) consent to the execution of the Adel Transaction Documents and (ii) agree to modify certain terms of the Credit Agreement, in each case, in accordance with the terms of this Modification Agreement; and

WHEREAS, the Agent and Lenders agree (i) to consent to the execution of the Adel Transaction Documents and (ii) to modify certain terms of the Credit Agreement, in each case, on the terms and subject to the conditions described herein,

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Approvals

(a) Approval of Adel Transaction Documents. The Credit Parties have advised the Agent and the Lenders that SHSI and HGI have entered into the Adel Transaction Documents, pursuant to which HGI has committed to sell (subject to enumerated conditions) the Adel Assets to the Hospital Authority of Tift County, Georgia (the “Buyer”).

Subject to enumerated exceptions, Section 6.2 of the Credit Agreement prohibits the assignment and other conveyances of any property of the Credit Parties or their Subsidiaries as well as the entering of any agreement by the Credit Parties or their Subsidiaries to do any of the foregoing without the consent of Agent and Required Lenders. Since the enumerated exceptions under Section 6.2 would not cover the entering into of the Adel Transaction Documents or any eventual sale of the Adel Assets pursuant thereto, the Credit Parties request:

(i) that the Agent and the Required Lenders consent to the execution of the Adel Transaction Documents notwithstanding the terms of Section 6.2 of the Credit Agreement and waive any Event of Default arising from the execution of the Adel Transaction Documents prior to the Effective Date set forth in Section 3 herein (such consent and waiver, the “Requested Execution Consent”), and

(ii) that the Agent and the Required Lenders further (x) consent to the consummation of the transactions contemplated by the Adel Transaction Documents and the sale of the Adel Assets contemplated therein and (y) agree, upon the consummation of the transactions contemplated by the Adel Transaction Documents, the sale of the Adel Assets contemplated therein, and the satisfaction of the other conditions set forth in the next paragraph of this Section 1, to release the Liens granted in the Adel Assets by HGI under the Loan Documents securing the Obligations (such consent and waiver, the “Requested Lien Release Consent”).

Subject to the terms of this Modification Agreement and the satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby agree to the Requested Execution Consent. Subject to (i) the terms of this Modification Agreement, (ii) the satisfaction of each of the conditions to the Effective Date set forth herein, (iii) HGI and the other Credit Parties directing (x) $7,500,000 of the net cash proceeds from the sale of the Adel Assets contemplated therein to be directly remitted to the Agent as a mandatory prepayment of the Term Loan and (y) any Purchase Price Increase (as defined below) from the sale of the Adel Assets contemplated therein to be directly remitted to the Agent as a mandatory prepayment of the Revolving Loans (without any reduction of the Revolving Commitment Amount), and (iv) the payment of the Agent’s reasonable legal fees and out-of-pocket expenses (to the extent not previously paid) arising on or prior to the Adel Closing Date (as defined below), the Agent and the Lenders hereby agree to the Requested Lien Release Consent. As used herein, the term “Purchase Price Increase” shall mean the amount by which the Purchase Price (as defined in the Adel APA) exceeds $8,350,000.

Accordingly, as of the closing date of the sale of the Adel Assets contemplated by the Adel Transaction Documents and assuming the concurrent satisfaction of all conditions precedent set forth in the Adel Transaction Documents, the consummation of the sale of the Adel Assets and the receipt by the Agent of cash proceeds from such sale equal to the sum of $7,500,000 plus any Purchase Price Increase (the date on which all of the foregoing conditions are met, the “Adel Closing Date”), the Agent and the Required Lenders agree and acknowledge that all security interests and other Liens granted by

HGI to Agent in any Adel Asset as security for the Obligations shall be released and discharged without the necessity of any further action by Agent or HGI, and the Required Lenders authorize the Agent to execute and deliver any lien releases and other termination documentation necessary to consummate the sale of the Adel Assets free and clear of the Agent’s Liens. From and after the Adel Closing Date, Agent agrees to promptly take all reasonable additional steps requested by Credit Parties as may be necessary to release the Liens granted to Agent by HGI in the Adel Assets as security for the Obligations. Credit Parties agree to pay Agent for all reasonable out-of-pocket costs and expenses incurred by Agent in connection with the matters referred to in the previous sentence. HGI and each Credit Party acknowledge that Agent’s execution of and/or delivery of any documents releasing any such Lien or security interest as set forth herein is made without recourse, representation, warranty or other assurance of any kind by Agent as to Agent’s rights in any collateral security for amounts owing under the Loan Documents, the condition or value of any Collateral, or any other matter.

Effective upon the Effective Date, HGI and each Credit Party agree and confirm that Agent and Lenders shall not have any further obligation to make any loans or other financial accommodations to HGI on the basis of the Adel Assets. Notwithstanding anything to the contrary contained herein or in any of such releases or other documents, the obligations and liabilities of the Borrowers and the other Credit Parties to Agent and Lenders under or in respect of the Loan Documents shall continue in full force and effect in accordance with their terms and not be affected by this Modification Agreement or any of the releases or other documents delivered in connection herewith.

(b) Approval of Name Change. The Credit Parties have advised the Agent and the Lenders that Dahlonega Clinic, LLC, has changed its name to Castlemark Properties, LLC, as of December 20, 2011 (the “Name Change”).

Notwithstanding that such Name Change would be in contravention of certain terms of the Credit Agreement and the Security Agreement, the Credit Parties request that the Agent and the Required Lenders consent to the Name Change and waive any Event of Default arising from the completion of the Name Change (such consent and waiver, the “Requested Name Change Consent”).

Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby agree to the Requested Name Change Consent. Credit Parties agree to execute and provide any and all documents reasonably requested by Agent in connection with the Name Change and Credit Parties further agree to pay Agent for all reasonable out-of-pocket costs and expenses incurred by Agent in connection with the Name Change (including, without limitation, any such costs or expenses incurred in connection with filings to be completed for security interest perfection purposes).

Section 2. Changes to Credit Agreement. Subject to the satisfaction of the applicable conditions to the Effective Date set forth in Section 3 herein, the Borrowers, the other Credit Parties, the Agent and the Lenders hereby agree as follows:

(a) Section 1.1 of the Credit Agreement is revised by adding the following new defined terms in proper alphabetical order:

““Adel Assets”: that certain acute care hospital, skilled nursing facility and two physician practices, together with certain tangible and intangible assets related thereto, located in Adel, Georgia, and owned by HealthMont of Georgia, Inc.”

““Adel Transaction”: that certain sale of the Adel Assets consummated or to be consummated pursuant to the Adel Transaction Documents.”

““Adel Transaction Documents”: that certain Asset Purchase Agreement executed and dated as of March 1, 2012, by and among SHSI, HealthMont of Georgia, Inc., and Hospital Authority of Tift County, Georgia, and the related documents referenced as exhibits thereto and executed in connection therewith.”

“Purchase Price Increase”: the amount by which the Purchase Price (as defined in that certain Asset Purchase Agreement executed and dated as of March 1, 2012, by and among SHSI, HealthMont of Georgia, Inc., and Hospital Authority of Tift County, Georgia) exceeds $8,350,000.

(b) Clause (g) in the definition of “Eligible Receivables” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Such Receivables (i) are subject to the first priority, valid and perfected security interest of the Agent, for the benefit of the Beneficiaries and (ii) on and after April 1, 2012, do not consist of Receivables relating to the Adel Assets, whether or not such Receivables arise before or after April 1, 2012, and whether or not such Receivables are sold or are to be sold pursuant to the Adel Transaction;”

(c) Clause (e) in the definition of Prepayment Event set forth in Section 1.1 of the Credit Agreement is hereby revised and restated in its entirety to read as follows:

“(e) any receipt by any Credit Party of:

(i)

all cash proceeds received in connection with the exercise of the options to acquire any property subject to the Lease Agreements between Clanton and CAMA dated as of March 1, 2011 and the Personal Property Lease Agreement dated as of March 1, 2011 between Clanton and CAMA (collectively, the “Lease Agreements”; together with the guarantee of such Lease Agreements by James R. Cheek and any related purchase and sale agreement which may be executed pursuant to such Lease Agreements and as the same may be amended, restated or otherwise modified from time to time, collectively, the “Clanton Lease Documents”) (provided that cash proceeds from any rent payments or other charges paid pursuant to the Lease Agreements which do not constitute purchase price for the exercise of the options shall not be included in the scope of cash proceeds subject to a Prepayment Event under this clause (e)(i)); and/or

(ii)

the cash proceeds, if any, pursuant to the Membership Interest Purchase Agreement dated as of March 1, 2011 between CAMA, as seller, and Carraway Medical Systems, LLC (“Carraway”), as buyer and the related promissory note dated as of March 1, 2011 issued in favor of CAMA by Carraway and guaranteed by James R. Cheek (as the same may be amended, restated or otherwise modified from time to time, collectively, the “Clanton Purchase and Note Documents” and together with the Clanton Lease Documents, collectively, the “Clanton Transaction Documents”); and/or

(iii)

cash proceeds received in connection with the consummation of the Adel Transaction in an amount equal to the sum of $7,500,000 plus any Purchase Price Increase (including all related purchase and sale agreements executed pursuant thereto, as the same may be amended, restated or otherwise modified from time to time), of which (x) $7,500,000 of the net cash proceeds received shall be a mandatory prepayment of the Term Loan and (y) any Purchase Price Increase (if any) shall be a mandatory prepayment of the Revolving Loans, provided, however, that the amount prepaid on the Revolving Loans pursuant to this clause (y) shall not constitute a reduction of the Revolving Commitment Amount.”

(d) Section 2.6(e) of the Credit Agreement is revised in its entirety to read as follows:

“(e) Application of Proceeds. With respect to any prepayments made by any Borrower pursuant to Section 2.6(d), the Borrowers’ Agent may elect to have any such prepayment applied to the Advances or the Term Loan. With respect to any prepayments made by any Borrower pursuant to Section 2.6(c)(i), such prepayments shall be applied to reduce the outstanding principal balance of the Advances (without any reduction of the Revolving Commitment Amount). With respect to any prepayments made by any Borrower pursuant to Section 2.6(a) or Section 2.6(b), except as otherwise expressly provided in the definition of the term “Prepayment Event,” including without limitation clause (e)(iii) of the definition of the term “Prepayment Event,” such prepayments shall first be applied in payment of the Term Loan, and, in each instance, against remaining payments thereon in the inverse order of maturity (starting with the balloon payment thereon due on the Termination Date) and, at any time after the Term Loan shall have been prepaid in full, such prepayments shall, second, be applied to reduce the outstanding principal balance of the Advances if applicable (without any reduction of the Revolving Commitment Amount).”

(e) A new Section 6.30 of the Credit Agreement is hereby added to read as follows:

“Section 6.30 Changes to Adel Transaction Documents. No Credit Party will change or amend the terms of any Adel Transaction Documents in any manner materially adverse to the Agent or the Lenders without the prior written consent of the Agent, provided that no Credit Party will change or amend the terms of any Adel Transaction Documents in any manner without having provided Agent with prior written notice of such changes and amendments, together with all applicable documentation relating thereto (including, without limitation, any revised or updated disclosure schedules relating to the Adel Transaction Documents).”

Section 3. Conditions Precedent. The terms of Section 1 and Section 2 of this Modification Agreement shall become effective as of the date each of the following conditions is satisfied (the “Effective Date”):

(a) The Agent shall have received duly executed counterparts to this Modification Agreement from each of the Credit Parties, the Agent, and the Lenders;

(b) The Agent and Lenders shall have received fully executed copies of the Adel Transaction Documents and any other documents relating to the sale of the Adel Assets that have been executed on or prior to the Effective Date, which shall in each case be on terms and conditions reasonably satisfactory to the Agent and the Lenders; and

(c) The Agent shall have received payment of its reasonable legal fees and out-of-pocket expenses arising from and relating to this Modification Agreement or otherwise arising on or prior to the date of this Modification Agreement.

Section 4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Agent and Lenders, which representations and warranties shall survive the execution and delivery of this Modification Agreement, that:

(a) All of the representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects (except with respect to those representations and warranties which are qualified as to materiality in which case such specific materiality qualifiers shall apply) on the Effective Date, with the same force and effect as if made on such date, unless such representation and warranty expressly applies to an earlier date, in which case such representation and warranty shall be deemed made as of such earlier date.

(b) The execution, delivery and performance by each Credit Party of this Modification Agreement have been duly authorized by all necessary corporate action by such Credit Party. This Modification Agreement constitutes the legal, valid and binding obligations of each Credit Party executing the same, enforceable against each Credit Party in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

(c) The execution, delivery and performance by each Credit Party of this Modification Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Credit Party, (ii) violate or contravene any provision of the Articles or Certificates of Incorporation or Formation, bylaws, operating agreement or partnership agreement of such Credit Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

(d) Except as specifically waived herein, no Default or Event of Default has occurred and is continuing.

(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Credit Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Modification Agreement.

Section 5. Acknowledgment; Release. The Credit Parties acknowledge and agree that their obligations to the Agent and the Lenders under the Credit Agreement as revised hereby are owing without offset, defense or counterclaim assertable by the Credit Parties against the Agent or any Lender. The Credit Parties further acknowledge and agree that the Security Documents continue to secure the obligations of the Borrowers under the Credit Agreement as revised hereby. Each of the Credit Parties hereby waives, releases and discharges Agent, the Funding Agent and Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Modification Agreement related to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing.

Section 6. General Provisions.

(a) Except as specifically revised or waived set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each of the Credit Parties hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Modification Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Modification Agreement.

(b) The execution, delivery and effectiveness of this Modification Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Effective Date of this Modification Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as revised hereby.

(c) Each Credit Party acknowledges and agrees that the revisions, waivers and consents set forth herein are effective solely for the purposes set forth herein and shall not be deemed (i) except as expressly provided in this Modification Agreement, to be a consent by the Agent or any Lender to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar revisions or waivers under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification Agreement.

(d) This Modification Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Modification Agreement by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification Agreement.

(e) In case any provision in or obligation under this Modification Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g) Without limiting the general applicability of Section 8.2 of the Credit Agreement, the Credit Parties agree to reimburse the Agent for the reasonable fees, costs and expenses of counsel in connection with the preparation, negotiation, execution, delivery and administration of this Modification Agreement.

(h) This Modification Agreement shall constitute a Loan Document.

(i) Section headings in this Modification Agreement are included herein for convenience of reference only and shall not constitute a part of this Modification Agreement for any other purposes.

(j) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

<Signatures Appear on the Following Pages>

IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first written above.

BORROWERS:

SUNLINK HEALTH SYSTEMS, INC., as a Borrower and Borrowers’ Agent

By:
Name:
Title:

SUNLINK HEALTHCARE, LLC, as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

DEXTER HOSPITAL, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., as a Borrower

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.,
as a Borrower

By:
Name:
Title:

HEALTHMONT OF GEORGIA, INC., as a Borrower

By:
Name:
Title:

HEALTHMONT, LLC, as a Borrower
By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

HEALTHMONT OF MISSOURI, LLC, as a Borrower
By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SUNLINK SERVICES, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

SUNLINK SCRIPTSRX, LLC
(f/k/a SunLink Homecare Services, LLC), as a Borrower
By its sole member SunLink Health Systems, Inc.

By:
Name:
Title:

CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

CASTLEMARK PROPERTIES, LLC
(f/k/a Dahlonega Clinic, LLC), as a Borrower
By its Sole Member Southern Health Corporation of Dahlonega, Inc.

By:
Name:
Title:

CARMICHAEL’S CASHWAY PHARMACY, INC., as a Borrower

By:
Name:
Title:

CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

BREATH OF LIFE HOME HEALTH EQUIPMENT, INC.,
as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

FUNDING AGENT:

UNION BANK OF CALIFORNIA, N.A., as Funding Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP III, LLC, as a Lender and CHATHAM INVESTMENT FUND III, LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIFTH MODIFICATION TO LOAN DOCUMENTS]